UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 22, 2013 (Date of earliest event reported)

U.S. GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34023	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1505 Tyrell Lane, Boise, Idaho 83706
(Address of principal executive offices) (Zip Code)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Glaspey Employment Agreement

U.S. Geothermal Inc. (the “Company”) has entered into an employment agreement with Douglas J. Glaspey as the Company’s President and Chief Operating Officer. The initial term of employment will be from July 1, 2013 until the earlier of June 30, 2015 or termination of employment in accordance with the terms of the employment agreement. The employment agreement will automatically renew at the end of the initial term, and at the end of each subsequent term, for an additional one year term unless either the Company or Mr. Glaspey gives written notice of non-renewal to the other party at least 60 days prior to expiration of the then-current term.

Under the terms of the employment agreement, Mr. Glaspey has agreed to devote all of his working time exclusively for the benefit of the Company. In consideration for the performance by Mr. Glaspey of his responsibilities and duties as President and Chief Operating Officer of the Company, the Company has agreed to pay to Mr. Glaspey compensation of $220,000 per annum, to grant to Mr. Glaspey cash or stock bonus and/or stock options in such amount and under such conditions as may be determined by the Company’s board of directors, to provide to Mr. Glaspey (and his immediate family) such medical, dental and related benefits as are available to other employees of the Company, to provide to Mr. Glaspey reasonable life insurance and accidental death coverage (with the proceeds payable to Mr. Glaspey’s estate or specified family member), and to provide to Mr. Glaspey such 401K retirement benefit as is available to other employees of the Company. In addition, the Company will reimburse Mr. Glaspey for reasonable expenses incurred in connection with the performance of his duties under the employment agreement. Mr. Glaspey is entitled to a paid vacation of five weeks within each 12 month period under the terms of the employment agreement.

The employment agreement may be terminated by the Company without notice, payment in lieu of notice, severance payments, benefits, damages or other sums for causes which include failure to perform his duties in a competent and professional manner, appropriation of corporate opportunities or failure to disclose a material conflict of interest, a plea of guilty to, or conviction of, an indictable offense which may not be further appealed, fraud, dishonesty, illegality or gross incompetence, failure to disclose material facts concerning business interests or other employment that are relevant to his employment with the Company, refusal to follow reasonable and lawful directions of the Company, breach of fiduciary duty, and material breach under, or gross negligence in connection with his employment under, the employment agreement. Otherwise, the Company may terminate the employment agreement upon one month’s written notice and Mr. Glaspey may terminate the employment agreement upon 60 days’ written notice.

In the event that Mr. Glaspey’s employment is terminated without “cause” by the Company or for “good reason” by Mr. Glaspey, and in the event that a “change of control” has occurred within the 12 months prior to the termination, Mr. Glaspey is entitled to receive compensation equal to 24 monthly installments of his normal compensation on the 30th day after the date of termination (which sum would be currently $439,992).

Termination for “cause” has the meaning commonly ascribed to it at common law and includes termination for (i) willful misconduct in the performance of duties which are materially injurious to the Company, (ii) refusal without proper reason to perform duties after being provided notice within 60 days of any alleged refusal and an opportunity to cure the same, (iii) committing an act of fraud, embezzlement, or willful breach of a fiduciary duty to the Company, or a material breach of the employment agreement, or (iv) being convicted of, or pleading no contest to, a crime involving fraud, dishonesty or moral turpitude, any felony, or any violation of U.S. or foreign securities laws or entering into a cease and desist order with the Securities and Exchange Commission alleging violation of the same.

Termination for “good reason” means Mr. Glaspey’s employment is terminated within two years after the initial existence of any of the following conditions, provided Mr. Glaspey has given 60 days’ notice of the existence of such condition and the Company has failed to remedy such condition within 30 days after receiving such notice: (i) material diminution of his base compensation or authority, duties or responsibilities; (ii) material diminution in the authority, duties or responsibilities of the supervisor to whom he reports; (iii) material diminution in the budget over which he retains authority; (iv) material change in the geographic location at which he must perform services; or (v) any other action that constitutes a material breach by the Company of the Employment Agreement.

A “change of control” includes (i) a merger, amalgamation, arrangement, consolidation, reorganization or transfer where more than 50% of the voting securities of the Company are acquired by one or more other persons, and more than 50% of the Company’s board of directors’ membership changes, (ii) any person or persons acting together by agreement or understanding acquire(s), directly or indirectly, 50% or more of the voting securities of the Company (except in the case of public and private placement share offerings), (iii) any person or persons acting together by agreement or understanding acquire(s), directly or indirectly, the right to appoint the majority of the directors of the Company, or (iv) the Company disposes of all or substantially all of its assets, other than to its subsidiaries.

The Company has agreed to defend and indemnify Mr. Glaspey in connection with legal claims, lawsuits, causes of action or liabilities asserted against him arising out of or related to his employment with the Company and to provide Mr. Glaspey with an advance for any expenses in connection with such defense and/or indemnification. The employment agreement also includes covenants by Mr. Glaspey with respect to the treatment of confidential information, non-competition and non-solicitation, and provides for equitable relief in the event of breach.

The foregoing description of the employment agreement with Mr. Glaspey is not complete and is qualified in its entirety by reference to the full text of the employment agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Hawkley Employment Agreement

The Company has also entered into an employment agreement with Kerry D. Hawkley as the Company’s Chief Financial Officer. The initial term of employment will be from July 1, 2013 until the earlier of June 30, 2015 or termination of employment in accordance with the terms of the employment agreement. The employment agreement will automatically renew at the end of the initial term, and at the end of each subsequent term, for an additional one year term unless either the Company or Mr. Hawkley gives written notice of non-renewal to the other party at least 60 days prior to expiration of the then-current term.

Under the terms of the employment agreement, Mr. Hawkley has agreed to devote all of his working time exclusively for the benefit of the Company. In consideration for the performance by Mr. Hawkley of his responsibilities and duties as Chief Financial Officer of the Company, the Company has agreed to pay to Mr. Hawkley compensation of $175,000 per annum, to grant to Mr. Hawkley cash or stock bonus and/or stock options in such amount and under such conditions as may be determined by the Company’s board of directors, to provide to Mr. Hawkley (and his immediate family) such medical, dental and related benefits as are available to other employees of the Company, and to provide to Mr. Hawkley such 401K retirement benefit as is available to other employees of the Company. In addition, the Company will reimburse Mr. Hawkley for reasonable expenses incurred in connection with the performance of his duties under the employment agreement. Mr. Hawkley is entitled to a paid vacation of five weeks within each 12 month period under the terms of the employment agreement.

The employment agreement may be terminated by the Company without notice, payment in lieu of notice, severance payments, benefits, damages or other sums for causes which include failure to perform his duties in a competent and professional manner, appropriation of corporate opportunities or failure to disclose a material conflict of interest, a plea of guilty to, or conviction of, an indictable offense which may not be further appealed, fraud, dishonesty, illegality or gross incompetence, failure to disclose material facts concerning business interests or other employment that are relevant to his employment with the Company, refusal to follow reasonable and lawful directions of the Company, breach of fiduciary duty, and material breach under, or gross negligence in connection with his employment under, the employment agreement. Otherwise, the Company may terminate the employment agreement upon one month’s written notice and Mr. Hawkley may terminate the employment agreement upon 60 days’ written notice.

In the event that Mr. Hawkley’s employment is terminated without “cause” by the Company or for “good reason” by Mr. Hawkley, and in the event that a “change of control” has occurred within the 12 months prior to the termination, Mr. Hawkley is entitled to receive compensation equal to 18 monthly installments of his normal compensation on the 30th day after the date of termination (which sum would be currently $262,440).

Termination for “cause” has the meaning commonly ascribed to it at common law and includes termination for (i) willful misconduct in the performance of duties which are materially injurious to the Company, (ii) refusal without proper reason to perform duties after being provided notice within 60 days of any alleged refusal and an opportunity to cure the same, (iii) committing an act of fraud, embezzlement, or willful breach of a fiduciary duty to the Company, or a material breach of the employment agreement, or (iv) being convicted of, or pleading no contest to, a crime involving fraud, dishonesty or moral turpitude, any felony, or any violation of U.S. or foreign securities laws or entering into a cease and desist order with the Securities and Exchange Commission alleging violation of the same.

Termination for “good reason” means Mr. Hawkley’s employment is terminated within two years after the initial existence of any of the following conditions, provided Mr. Hawkley has given 60 days’ notice of the existence of such condition and the Company has failed to remedy such condition within 30 days after receiving such notice: (i) material diminution of his base compensation or authority, duties or responsibilities; (ii) material diminution in the authority, duties or responsibilities of the supervisor to whom he reports; (iii) material diminution in the budget over which he retains authority; (iv) material change in the geographic location at which he must perform services; or (v) any other action that constitutes a material breach by the Company of the Employment Agreement.

A “change of control” includes (i) a merger, amalgamation, arrangement, consolidation, reorganization or transfer where more than 50% of the voting securities of the Company are acquired by one or more other persons and more than 50% of the Company’s board of directors’ membership changes, (ii) any person or persons acting together by agreement or understanding acquire(s), directly or indirectly, 50% or more of the voting securities of the Company (except in the case of public and private placement share offerings), (iii) any person or persons acting together by agreement or understanding acquire(s), directly or indirectly, the right to appoint the majority of the directors of the Company, or (iv) the Company disposes of all or substantially all of its assets, other than to its subsidiaries.

The Company has agreed to defend and indemnify Mr. Hawkley in connection with legal claims, lawsuits, causes of action or liabilities asserted against him arising out of or related to his employment with the Company and to provide Mr. Hawkley with an advance for any expenses in connection with such defense and/or indemnification. The employment agreement also includes covenants by Mr. Hawkley with respect to the treatment of confidential information, non-competition and non-solicitation, and provides for equitable relief in the event of breach.

The foregoing description of the employment agreement with Mr. Hawkley is not complete and is qualified in its entirety by reference to the full text of the employment agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Zurkoff Employment Agreement

The Company has also entered into an amendment to the employment agreement with Jonathan Zurkoff as the Company’s Executive Vice President, Finance. The employment agreement, as amended, is effective December 31, 2010, and will remain in effect until March 31, 2014 unless earlier terminated in accordance with its terms.

Under the terms of the employment agreement, Mr. Zurkoff has agreed to devote all of his working time exclusively for the benefit of the Company. In consideration for the performance by Mr. Zurkoff of his responsibilities and duties as Executive Vice President, Finance of the Company, the Company has agreed to pay to Mr. Zurkoff compensation of $160,000 per annum pursuant to the employment agreement. This salary may be adjusted annually on the anniversary date of the employment agreement and is currently $192,000 per annum. The Company has also agreed to provide to Mr. Zurkoff such 401K retirement benefit as is available to other employees of the Company, and to provide to Mr. Zurkoff (and his immediate family) such medical, dental and related benefits as are available to other employees of the Company. In addition, the Company will reimburse Mr. Zurkoff for reasonable expenses incurred in connection with the performance of his duties under the employment agreement. Mr. Zurkoff is entitled to a paid vacation of 20 days within each 12 month period under the terms of the employment agreement.

The employment agreement may be terminated by the Company without notice, payment in lieu of notice, severance payments, benefits, damages or other sums for causes which include failure to perform his duties in a competent and professional manner, appropriation of corporate opportunities or failure to disclose a material conflict of interest, a plea of guilty to, or conviction of, an indictable offense which may not be further appealed, fraud, dishonesty, illegality or gross incompetence, failure to disclose material facts concerning business interests or other employment that are relevant to his employment with the Company, refusal to follow reasonable and lawful directions of the Company, breach of fiduciary duty, and material breach under, or gross negligence in connection with his employment under, the employment agreement. Otherwise, either party may terminate the employment agreement upon one month’s written notice.

In the event that Mr. Zurkoff’s employment is terminated without “cause” by the Company or for “good reason” by Mr. Zurkoff, and in the event that a “change of control” has occurred within the 12 months prior to the termination, Mr. Zurkoff is entitled to receive compensation equal to 18 monthly installments of his normal compensation on the 30th day after the date of termination (which sum would be currently $288,000).

Termination for “good reason” means Mr. Zurkoff’s employment is terminated after the initial existence of any of the following conditions, provided Mr. Zurkoff has given 60 days’ notice of the existence of such condition and the Company has failed to remedy such condition within 30 days after receiving such notice: (i) material diminution of his base compensation or authority, duties or responsibilities; (ii) material diminution in the authority, duties or responsibilities of the supervisor to whom he reports, including a requirement to report to a corporate officer or employee instead of reporting directly to the board of directors; (iii) material diminution in the budget over which he retains authority; or (iv) material change in the geographic location at which he must perform services.

A “change of control” includes (i) a merger, amalgamation, arrangement, consolidation, reorganization or transfer where more than 50% of the voting securities of the Company are acquired by one or more other persons and more than 50% of the Company’s board of directors’ membership changes, (ii) any person or persons acting together by agreement or understanding acquire(s), directly or indirectly, 50% or more of the voting securities of the Company, (iii) any person or persons acting together by agreement or understanding acquire(s), directly or indirectly, the right to appoint the majority of the directors of the Company, or (iv) the Company disposes of all or substantially all of its assets, other than to its subsidiaries.

The employment agreement also includes covenants by Mr. Zurkoff with respect to the treatment of confidential information and non-competition, and provides for equitable relief in the event of breach.

The foregoing description of the employment agreement with Mr. Zurkoff, as amended, is not complete and is qualified in its entirety by reference to the full text of the employment agreement, as amended, a copy of which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 8.01 Other Events.

On July 22, 2013, the Company granted stock options to acquire an aggregate of 1,945,000 shares of the Company’s common stock at an exercise price of $0.46 per share until July 22, 2018 to certain directors, employees and consultants of the Company pursuant to the Company’s 2009 Stock Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Employment Agreement effective July 1, 2013 between U.S. Geothermal Inc. and Douglas J. Glaspey

10.2	Employment Agreement effective July 1, 2013 between U.S. Geothermal Inc. and Kerry D. Hawkley

10.3	Employment Agreement effective December 31, 2010 between U.S. Geothermal Inc. and Jonathan Zurkoff, as amended effective March 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2013	U.S. Geothermal Inc.

	By:	/s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement effective July 1, 2013 between U.S. Geothermal Inc. and Douglas J. Glaspey

10.2	Employment Agreement effective July 1, 2013 between U.S. Geothermal Inc. and Kerry D. Hawkley

10.3	Employment Agreement effective December 31, 2010 between U.S. Geothermal Inc. and Jonathan Zurkoff, as amended effective March 31, 2013